UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 7, 2009

CONSOLIDATION SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-142105	20-8317863
(Commission File Number)	(IRS Employer Identification No.)

2756 N. Green Valley Parkway, Suite 225
Henderson, NV  89014
(Address of Principal Executive Offices)  (Zip Code)

(702) 614-5333
(Registrant's Telephone Number, Including Area Code)

_______________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Effective as of August 7, 2009, upon the authorization and approval of its Board of Directors, Consolidation Services, Inc., a Delaware corporation (“Registrant”) dismissed Moore & Associates Chartered (“Moore & Associates”) as its independent registered public accounting firm.  At that time, Moore & Associates had advised the Registrant that it was no longer engaged in auditing public company financial statements.

On September 1, 2009, the Registrant was advised by the Securities and Exchange Commission (“SEC”) that the PCAOB (Public Company Accounting Oversight Board) revoked the registration of Moore & Associates on August 27, 2009, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a Board investigation.

The reports of Moore & Associates on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Registrant’s audited financial statements contained in its Form 10-K for the fiscal years ended December 31, 2008 and 2007 included a going concern qualification.

During the fiscal years ended December 31, 2008 and 2007, and through August 7, 2009, there were (i) no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused Moore & Associates to make reference thereto in its reports on the Company’s financial statements for such fiscal years; and (ii) no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Moore & Associates with a copy of the disclosures made above in response to Item 304(a) of Regulation S-K and requested that Moore & Associates furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  The Company has received a letter from Moore & Associates addressed to the Securities and Exchange Commission dated August 11, 2009 indicating that it agreed with the statements set forth in the first and third paragraphs above.  A copy of that letter dated as of August 11, 2009, is attached hereto as Exhibit 16.1.

The Registrant subsequently provided Moore & Associates with a copy of the disclosures set forth in the second paragraph above in response to Item 304(a) of Regulation S-K and requested that Moore & Associates furnish it with an amended letter addressed to the SEC stating whether or not it agrees with the above statements.  The Company was advised by Michael Moore that upon the advice of counsel Moore & Associates would not provide an amended Exhibit 16.1 letter.

(b)    The Registrant reported, in error, in its Form 8-K filed on August 13, 2009, that it had engaged Seale and Beers as its independent registered public accounting firm.  Although the Registrant was in discussion with Seale and Beers, it did not enter into an engagement letter with Seale and Beers.

Effective as of September 17, 2009, upon the authorization and approval of its Board of Directors, the Registrant engaged GBH CPAs, PC as its independent registered public accounting firm.  GBH CPAs, PC was engaged to also re-audit the Registrant’s financial statements for the year ended December 31, 2008.

No consultations occurred between the Registrant and GBH CPAs, PC during the fiscal years ended December 31, 2008 and 2007 through September 17, 2009, regarding either (1) the application of accounting principles to a specific completed or contemplated transactions, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)    Exhibits

No.	Exhibits
16.1	Letter from Moore and Associates, Chartered, dated August 11, 2009, to the Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2009	CONSOLIDATION SERVICES, INC.

By: /s/ Johnny R. Thomas
Name: Johnny R. Thomas
Title: Chief Executive Officer and President

EXHIBIT INDEX

No.	Exhibits
16.1	Letter from Moore and Associates, Chartered, dated August 11, 2009, to the Commission regarding statements included in this Form 8-K